DELAWARE GROUP EQUITY FUNDS IV

Delaware Growth Opportunities Fund
(the "Fund")
Institutional Class

Supplement to the Prospectus
dated January 28, 2008

Effective June 18, 2008, the following replaces the information on pages 4 and 5 entitled, "What are the Fund's fees and expenses?":

What are the Fund's fees and expenses?

You do not pay sales charges directly from your investments when you buy or sell shares of the Institutional Class.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Institutional Class
Maximum sales charge (load) imposed on purchases as a percentage of offering price	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none
Maximum sales charge (load) imposed on reinvested dividends	none
Redemption fees	none
Exchange fees[1]	none

Annual fund operating expenses are deducted from the Fund's assets.
Institutional Class
Management fees[2]	0.74%
Distribution and service (12b-1 fees)	none
Other expenses[3]	0.40%
Total annual fund operating expenses	1.14%
Fee waivers and payments	(0.01%)
Net expenses	1.13%

1 Exchanges are subject to the requirements of each Delaware Investments® Fund. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.
2 The investment manager (Manager) has contracted to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses from February 1, 2008 through January 31, 2009 in order to prevent total annual fund operating expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations (collectively, "non-routine expenses")) from exceeding, in an aggregate amount, 1.13% of the Fund's average daily net assets. For purposes of these waivers and reimbursements, non-routine expenses may also include such additional costs and expenses as may be agreed upon from time to time by the Fund's Board of Trustees (Board) and the Manager. These expense waivers and reimbursements apply only to expenses paid directly by the Fund.
3 "Other expenses" have been restated to reflect a reduction in non-routine expenses incurred during the period.

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown. The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with contractual expense waivers for the one-year contractual period and the total operating expenses without waivers for years two through 10. This is an example only, and does not represent future expenses, which may be greater or less than those shown here.
Institutional Class
1 year	$115
3 years	$361
5 years	$627
10 years	$1,385

Please keep this Supplement for future reference.

This Supplement is dated June 11, 2008.